UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

Inari Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39293	45-2902923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Oak Canyon, Suite 100
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 923-4747

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NARI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2023 (the “Effective Date”), the Compensation Committee of the Board of Directors (the “Board”) of Inari Medical, Inc. (the “Company”) approved amended and restated employment agreements (the “Agreements”) between the Company and each of Andrew Hykes, the Company’s Chief Executive Officer, Mitch C. Hill, the Company’s Chief Financial Officer, and Dr. Tom Tu, the Company’s Chief Medical Officer, respectively (each, an “Executive”), to effect certain amendments to the Executives’ existing employment agreements (the “Old Agreements”).

The Agreements amend the Old Agreements to: (i) provide for automatic renewal on the fifth anniversary of the Effective Date for additional one-year terms, unless either the Company or an Executive gives notice of non-renewal of his Agreement within sixty days prior to the end of the then applicable term, (ii) permit Executives to serve on the board of directors of for-profit corporations, subject to the Board’s approval and the Company’s Corporate Governance Guidelines, (iii) provide for the cash severance to be payable in connection with a change in control to be a multiple of the sum of the Executive’s base salary and target bonus, not base salary only, and (iv) add the payment of an Executive’s pro rata bonus in the event of a qualifying termination not in connection with a change of control.

The foregoing description of the terms of the Agreements is a summary which does not purport to be complete and is subject to and qualified in its entirety by the Agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, effective September 18, 2023, by and between Inari Medical, Inc. and Andrew Hykes

10.2	Amended and Restated Employment Agreement, effective September 18, 2023, by and between Inari Medical, Inc. and Mitchell Hill

10.3	Amended and Restated Employment Agreement, effective September 18, 2023, by and between Inari Medical, Inc. and Thomas T. Tu, MD

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INARI MEDICAL, INC.

Date: September 22, 2023	By:	/s/ Mitchell Hill
Mitchell Hill Chief Financial Officer